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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): April 23, 2003



                            GARDNER DENVER, INC.
           (Exact name of Registrant as Specified in its Charter)

         DELAWARE                          1-13215              76-0419383

(State or Other Jurisdiction of          (Commission         (I.R.S. Employer
Incorporation or Organization)           File Number)       Identification No.)


                           1800 GARDNER EXPRESSWAY
                           QUINCY, ILLINOIS 62301
            (Address of Principal Executive Offices and Zip Code)

                               (217) 222-5400
            (Registrant's Telephone Number, Including Area Code)






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ITEM 7.  EXHIBIT

     99.1      Gardner Denver, Inc. Press Release dated April 23, 2003

ITEM 9. REGULATION FD DISCLOSURE (ITEM 12, DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

     On April 23, 2003, Gardner Denver, Inc. issued a press release announcing the Company's earnings for the three months ended March 31, 2003. A copy of this press release is furnished with this report as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Results of Operations and Financial Condition," in accordance with SEC Release No. 33-8216.

     The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.








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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    GARDNER DENVER, INC.


Date:  April 23, 2003               By:     /s/Philip R. Roth
                                         ---------------------------------------
                                            Philip R. Roth
                                            Vice President, Finance & CFO








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